                                                                      EXHIBIT 20

             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                     [ ]
Monthly Period Ended                                                                                     [ ]
Distribution Date                                                                                        [ ]
Determination Date                                                                                       [ ]
Number of Days in Period                                                                                 [ ]
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1.  Trust Activity Series 1999-1

    Beginning of Month - Aggregate Principal Receivables                                                0.00

    Principal Collections on the Receivables                                                            0.00

    Finance Charge Collections                                                                          0.00

    Receivables in Defaulted Accounts                                                                   0.00

    End of Month - Aggregate Principal Receivables                                                      0.00

    Investor Interest Series 1994-1                                                                     0.00
    Investor Interest Series 1994-2                                                                     0.00
    Investor Interest Series 1995-1                                                                     0.00
    Investor Interest Series 1996-1                                                                     0.00
    Investor Interest Series 1997-1                                                                     0.00
    Investor Interest Series 1997-2                                                                     0.00
    Investor Interest Series 1998-1                                                                     0.00
    Total Investor Percentage with respect to..
                                                                           Finance Charges         0.0000000%
                                                                           Charged-Off Accounts    0.0000000%
                                                                           Principal Receivables   0.0000000%

    Adjusted Investor Interest                                                                          0.00
      Class A Adjusted Investor Interest                                                                0.00
      Class B Investor Interest                                                                         0.00
      Collateral Interest                                                                               0.00
    Class A Percentage with respect to...
                                                                           Finance Charges         0.0000000%
                                                                           Charged-Off Accounts    0.0000000%
                                                                           Principal Receivables   0.0000000%

Class B Percentage with respect to...
                                                                           Finance Charges         0.0000000%
                                                                           Charged-Off Accounts    0.0000000%
                                                                           Principal Receivables   0.0000000%
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                      [ ]
Monthly Period Ended                                                                                      [ ]
Distribution Date                                                                                         [ ]
Determination Date                                                                                        [ ]
Number of Days in Period                                                                                  [ ]
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1.  Trust Activity Series 1999-1 (con't)

    Collateral Interest Percentage with respect to...
                                                                            Finance Charges         0.0000000%
                                                                            Charged-Off Accounts    0.0000000%
                                                                            Principal Receivables   0.0000000%

    Seller Percentage with respect to..........
                                                                            Finance Charges         0.0000000%
                                                                            Charged-Off Accounts    0.0000000%
                                                                            Principal Receivables   0.0000000%
2.  Allocation of Funds in Collection Account

    Class A Available Funds                                                                              0.00

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #4)                                                       0.00
      Unpaid Class A Monthly Cap Interest                                                                0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                                                      0.00
      Unpaid Class A Monthly Servicing Fee                                                               0.00

    Class A Investor Default Amount
      Class A Investor Charge-Offs                                                                       0.00
                                                                                                         0.00

    Excess Spread from Class A Finance Charge Collections                                                0.00

    Class A Required Amount                                                                              0.00

    Class B Available Funds                                                                              0.00

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #4)                                                       0.00
      Unpaid Class B Monthly Cap Interest                                                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                                                      0.00
      Unpaid Class B Monthly Servicing Fee                                                               0.00

    Class B Investor Default Amount                                                                      0.00
      Class B Investor Charge-Offs                                                                       0.00
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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2.  Allocation of Funds in Collection Account (con't)

    Excess Spread from Class B Finance Charge Collections                                           0.00
    Class B Required Amount                                                                         0.00

    Collateral Available Funds                                                                      0.00

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                                                 0.00
      Unpaid Collateral Interest Monthly Servicing Fee                                              0.00

    Excess Spread from Collateral Interest Finance Charge Collections                               0.00

    Total Excess Spread                                                                             0.00
    Excess Spread used to satisfy Class A Required Amount                                           0.00
      Excess Spread used to satisfy remaining Class A Monthly Cap Interest                          0.00
      Excess Spread used to satisfy remaining Class A Monthly Servicing Fee                         0.00
      Excess Spread used to satisfy remaining Class A Investor Default Amount                       0.00
      Excess Spread used to satisfy Unreimbursed Class A Investor Charge-Offs                       0.00
      Remaining Class A Required Amount                                                             0.00

    Excess Spread used to satisfy Class B Required Amount                                           0.00
      Excess Spread used to satisfy remaining Class B Monthly Cap Interest                          0.00
      Excess Spread used to satisfy remaining Class B Monthly Servicing Fee                         0.00
      Excess Spread used to satisfy remaining Class B Investor Default Amount                       0.00
      Excess Spread used to satisfy Unreimbursed Class B Investor Charge-Offs                       0.00
      Remaining Class B Required Amount                                                             0.00

    Shared Finance Charges used to satisfy Remaining Class A Required Amount                        0.00

      Shared Finance Charges used to satisfy remaining Class A Monthly Cap Interest                 0.00

      Shared Finance Charges used to satisfy remaining Class A Monthly Servicing Fee                0.00

      Shared Finance Charges used to satisfy remaining Class A Investor Default Amount              0.00

      Shared Finance Charges used to satisfy Unreimbursed Class A Investor Charge-Offs              0.00

      Remaining Class A Required Amount                                                             0.00
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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2.  Allocation of Funds in Collection Account (con't)

Reallocated Collateral Principal used to satisfy Remaining Class A
  Required Amount                                                                                   0.00
  Reallocated Collateral Principal Collections used to satisfy remaining Class A
     Monthly Cap Interest                                                                           0.00
     Reallocated Collateral Principal Collections used to satisfy remaining Class A
     Monthly Servicing Fee                                                                          0.00
     Reallocated Collateral Principal Collections used to satisfy remaining Class A
     Investor Default Amount                                                                        0.00
     Reallocated Collateral Principal Collections used to satisfy Unreimbursed
     Class A Charge-Offs                                                                            0.00
     Remaining Class A Required Amount                                                              0.00

  Reallocated Class B Principal Collections used to satisfy remaining
  Class A Required Amount                                                                           0.00
  Reallocated Class B Principal Collections used to satisfy remaining
     Class A Monthly Cap Interest                                                                   0.00
     Reallocated Class B Principal Collections sued to satisfy remaining
     Class A Monthly Servicing Fee                                                                  0.00
     Reallocated Class B Principal Collections used to satisfy remaining
     Class A Investor Default Amount                                                                0.00
     Reallocated Class B Principal Collections used to satisfy Unreimbursed
     Class A Investor Charge-Offs                                                                   0.00

  Remaining Class A Required Amount                                                                 0.00

  Collateral Interest used to satisfy Unreimbursed Class A
  Investor Charge-Offs                                                                              0.00

  Class B Investor Interest used to satisfy Unreimbursed Class A
  Investor Charge-Offs                                                                              0.00

  Shared Finance Charges used to satisfy Remaining Class B Required Amount                          0.00
     Shared Finance Charges used to satisfy remaining Class B Monthly
     Cap Interest                                                                                   0.00
     Shared Finance Charges used to satisfy remaining Class B Monthly
     Servicing Fee                                                                                  0.00
     Shared Finance Charges used to satisfy remaining Class B Investor
     Default Amount                                                                                 0.00
     Shared Finance Charges used to satisfy Unreimbursed Class B Investor
     Charge-Offs                                                                                    0.00
     Remaining Class B Required Amount                                                              0.00
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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2.  Allocation of Funds in Collection Account (con't)

    Reallocated Collateral Principal used to satisfy Remaining Class B
    Required Amount                                                                                   0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class B
       Monthly Cap Interest                                                                           0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class B
       Monthly Servicing Fee                                                                          0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class B
       Investor Default Amount                                                                        0.00
       Reallocated Collateral Principal Collections used to satisfy Unreimbursed Class B
       Charge-Offs                                                                                    0.00
       Remaining Class B Required Amount                                                              0.00

    Collateral Interest used to satisfy Unreimbursed Class B Investor Charge-Offs                     0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                                                    0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                                                    0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
    Investor Interest from prioperiods                                                                0.00

    Excess Spread used to pay Collateral Monthly Interest                                             0.00

    Excess Spread used to satisfy excess of Class A Monthly Interest
    over Class A Monthly Cap Rate (other than Class A Excess Interest)                                0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest
    over Class B Monthly Cap Rate (other than Class B Excess Interest)                                0.00

    Excess Spread used to satisfy Aggregate Collateral Default Amount from previous
    periods                                                                                           0.00

    Excess Spread used to satisfy Unreimbursed Reductions to Collateral Invested
    Amount                                                                                            0.00
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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2.  Allocation of Funds in Collection Account (con't)

    Excess Spread used to fund Reserve Account up to Required Reserve Account                       0.00

    Excess Spread used to satisfy payments per Loan Agreement                                       0.00

    Excess Spread used to satisfy Class A Excess Interest                                           0.00

    Excess Spread used to satisfy Class B Excess Interest                                           0.00

    Excess Spread used for Shared Finance Charge Collections for Other Series                       0.00

    Excess Spread used to pay other accrued and unpaid expenses of the Trust                        0.00

    Excess Spread paid to Holder of Exchangeable Seller Certificate (dollars)                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
    Certificate (percentage of Investor Interest)                                                 0.0000%

    Unreimbursed Class A Charge-Offs                                                                0.00
    Unreimbursed Class A Charge-Offs per $1,000 Original Investment                                 0.00

    Unreimbursed Class B Charge-Offs                                                                0.00
    Unreimbursed Class B Charge-Offs per $1,000 Original Investment                                 0.00

    Available Principal Collections                                                                 0.00

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #5)                                                     0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #5)                                                     0.00

    Monthly Principal Payable To Collateral Interest Holders
    (See "Collateral Interest Amount Activity" #8)                                                  0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #5)                                                     0.00
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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2.  Allocation of Funds in Collection Account (con't)

    (Net Deposit)/Draws on Shared Principal Collections                                             0.00

    Required Shared Finance Charge Collections from other Series                                    0.00
    Draw on Shared Finance Charge Collections from other Series                                     0.00

    Required Shared Finance Charge Collections for other Series                                     0.00
    Deposit of Shared Finance Charge Collections for other Series                                   0.00

    Total Distribution to Class A Investors                                                         0.00
    Total Distribution to Class A Investors per $1,000 Invested                                     0.00

    Total Distributions to Class B Investors                                                        0.00
    Total Distribution to Class B Investors per $1,000 Invested                                     0.00

    Total Distribution to Collateral Interest Holders                                               0.00
    Total Distribution to Collateral Interest Holders per $1,000 Invested                           0.00

3.  Principal Funding Account and Reserve Account

    Beginning Balance of Principal Funding Account                                                  0.00
    Deposits into Principal Funding Account                                                         0.00
    Withdrawals from Principal Funding Account                                                      0.00
    Ending Balance of Principal Funding Account                                                     0.00

    Accumulation Shortfall                                                                          0.00

    Principal Funding Investment Proceeds                                                           0.00
    Principal Funding Investment Shortfall                                                          0.00
    Beginning Balance of Reserve Account                                                            0.00
    Available Reserve Account Amount                                                                0.00
    Required Reserve Account Amount                                                                 0.00
    Reserve Account Investment Proceeds                                                             0.00
    Deposits from Excess Spread into Reserve Account                                                0.00
    Reserve Account Draws                                                                           0.00
    Ending Balance of Reserve Account                                                               0.00

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                                                     0.00000%

    Previous Month's Class A Deficiency Amount                                                      0.00
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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4.  Calculation of Certificate Interest (con't)

    Class A Interest at the Certificate Rate + 0.5% on Deficiency Amount                            0.00

    Covered Amount                                                                                  0.00
    Principal Funding Investment Proceeds                                                           0.00
    Principal Funding Investment Shortfall                                                          0.00
    Reserve Account Draws                                                                           0.00

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts)                            0.00

    This Month Class A Certificate Interest                                                         0.00

    Expected Class A Principal                                                                      0.00
    This Month Class A Cap Shortfall                                                                0.00
    Class A Excess Interest                                                                         0.00

    Total Class A Interest Distributable to Class A Certificateholders                              0.00
    Total Class A Interest Distributable per $1,000 of Class A Original Investment                  0.00

    Class B Certificate Rate                                                                     0.00000%

    Previous Month's Class B Deficiency Amount                                                      0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency Amount                            0.00

    Class B Investor Certificate Interest Shortfall                                                 0.00

    This Month Class B Certificate Interest                                                         0.00

    Expected Class B Principal                                                                      0.00
    This Month Class B Cap Shortfall                                                                0.00
    Class B Excess Interest                                                                         0.00

    Total Class B Interest Distributable to Class B Certificateholders                              0.00
    Total Class B Interest Distributable per $1,000 of Class B Original Investment                  0.00

    Total Certificate Interest Distributable to Class A and Class B Certificateholders              0.00

    Total Interest Distributable per $1,000 of Original Investment to Class A
    and Class B Certificateholders                                                                  0.00
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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5.  Calculation of Monthly Principal

    Beginning Investor Interest                                                                     0.00

    Beginning Class A Investor Interest                                                             0.00
    Class A Available Principal Collections                                                         0.00
    Maximum Monthly Principal to Class A Certificateholders                                         0.00
    Monthly Principal Payable to Class A Certificateholders                                         0.00
    Class A Controlled Deposit Amount                                                               0.00
    Class A Controlled Accumulation Amount                                                          0.00
    Class A Monthly Unreimbursed Charge-Offs                                                        0.00
    Total Class A Monthly Principal                                                                 0.00
    Ending Class A Investor Interest                                                                0.00

    Class A Monthly Principal Payable per $1,000 of Original Investment                             0.00

    Class A Monthly Principal Reinvested in Receivables                                             0.00

    Beginning Class B Investor Interest                                                             0.00
    Class B Available Principal Collections                                                         0.00
    Maximum Monthly Principal to Class B Certificateholders                                         0.00
    Class B Monthly Principal                                                                       0.00
    Monthly Principal Payable to Class B Certificateholders                                         0.00
    Class B Monthly Unreimbursed Charge-Offs                                                        0.00
    Total Class B Monthly Principal                                                                 0.00
    Ending Class B Investor Interest                                                                0.00

    Class B Monthly Principal Payable per $1,000 of Original Investment                             0.00

    Class B Monthly Principal Reinvested in Receivables                                             0.00

    Class B Reallocated Principal                                                                   0.00
    Prior Month's Cumulative Class B Reallocated Principal                                          0.00
    Class B Investor Interest used to satisfy Unreimbursed Class A
    Investor Charge-Offs                                                                            0.00
    Prior Month's Cumulative Class B Investor Interest used to satisfy
    Unreimbursed Class A Investor Charge-Offs                                                       0.00
    Required Shared Principal Collections for other Series                                          0.00
    Deposit of Shared Principal Collections for other Series                                        0.00
    Required Shared Principal Collections from other Series                                         0.00
    Draw on Shared Principal Collections from other Series                                          0.00

    Ending Investor Interest                                                                        0.00
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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6.  Calculation of Pool Factor

    (Ending Certificate Balance divided by Initial Principal Amount to 7 decimal places)        0.000000

7.  Calculation of Monthly Servicing Fee

    Class A Servicing Fee Percentage                                                                0.00%
    Class B Servicing Fee Percentage                                                                0.00%
    Collateral Interest Amount Servicing Fee Percentage                                             0.00%

    Beginning Class A Investor Interest                                                             0.00
    Beginning Class B Investor Interest                                                             0.00
    Beginning Collateral Investor Interest                                                          0.00
    Beginning Investor Interest                                                                     0.00

     Class A Monthly Servicing Fee                                                                  0.00
     Class B Monthly Servicing Fee                                                                  0.00
     Collateral Interest Monthly Servicing Fee                                                      0.00

     Total Monthly Servicing Fee                                                                    0.00

    Class A Monthly Servicing Fee Shortfall                                                         0.00
    Class B Monthly Servicing Shortfall
    Collateral Interest Amount Monthly Servicing Fee Shortfall                                      0.00

8.  Collateral Interest Amount Activity

    Beginning of Month Balance                                                                      0.00

    Required Collateral Interest Amount                                                             0.00
    Collateral Interest Amount Monthly Interest                                                     0.00
    Collateral Interest Amount Certificate Interest Shortfall                                       0.00
    Collateral Monthly Principal                                                                    0.00
    Collateral Monthly Principal Payable per $1,000 of Original Investment                          0.00
    Collateral Interest Monthly Interest Payable per $1,000 of Original Investment                  0.00
    Excess Spread used to satisfy payments per Loan Agreement                                       0.00
    Collateral Interest Amount Deposits                                                             0.00
    End of Month Balance                                                                            0.00
    Reinvestment Income Received on Collateral Interest Amount                                      0.00

    Aggregate Collateral Interest Amount Draws                                                      0.00

    Available Collateral Interest Amount (Dollars)                                                  0.00
    Available Collateral Interest Amount (Percentage)                                               0.00%
    Ratio of Collateral Interest to Investor Interest                                               0.00%
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due                           Dollars                                              0
                                                 Percent Dollars                                   0.00%
                                                 Number of Accts                                      0
                                                 Percent Number of Accts                           0.00%

    31-60 days past due                          Dollars                                              0
                                                 Percent Dollars                                   0.00%
                                                 Number of Accts                                      0
                                                 Percent Number of Accts                           0.00%

    61-90 days past due                          Dollars                                              0
                                                 Percent Dollars                                   0.00%
                                                 Number of Accts                                      0
                                                 Percent Number of Accts                           0.00%

    91-120 days past due                         Dollars                                              0
                                                 Percent Dollars                                   0.00%
                                                 Number of Accts                                      0
                                                 Percent Number of Accts                           0.00%

    121-150 days past due                        Dollars                                              0
                                                 Percent Dollars                                   0.00%
                                                 Number of Accts                                      0
                                                 Percent Number of Accts                           0.00%

    151-180 days past due                        Dollars                                              0
                                                 Percent Dollars                                   0.00%
                                                 Number of Accts                                      0
                                                 Percent Number of Accts                           0.00%

    181 + days past due                          Dollars                                              0
                                                 Percent Dollars                                   0.00%
                                                 Number of Accts                                      0
                                                 Percent Number of Accts                           0.00%

10. Base Rate Calculation

    Base Rate                                                                                      0.00%

    Portfolio Yield                              (net of losses)                                   0.00%

    Excess of Portfolio Yield over Base Rate                                                       0.00%
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             PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                           MONTHLY SERVICER'S REPORT

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Number of Months Series in Existence                                                                 [ ]
Monthly Period Ended                                                                                 [ ]
Distribution Date                                                                                    [ ]
Determination Date                                                                                   [ ]
Number of Days in Period                                                                             [ ]
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11.  Number of Accounts in the Trust

     Number of Additional Accounts                                                                    0
     Number of Removed Accounts                                                                       0
     Number of Automatic Additional Accounts                                                          0
     Ending Number of Accounts                                                                        0
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